UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2024

CARDINAL ETHANOL, LLC
(Exact name of registrant as specified in its charter)

Indiana	000-53036	20-2327916
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1554 N. County Road 600 E., Union City, IN 47390
(Address of principal executive offices)

(765) 964-3137
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01 Entry into a Material Definitive Agreement

On September 9, 2024, Cardinal Ethanol, LLC, and its wholly owned subsidiary, Cardinal Colwich, LLC (collectively the "Company"), executed a Third Amendment to the Second Amended and Restated Construction Loan Agreement dated January 31, 2024, with First National Bank of Omaha. The purpose of the amendment is to convert the Declining Revolving Loan, which provided financing to fund the construction and installation of a high protein feed system at the plant in Indiana, to a term loan. The effective date of conversion was August 27, 2024.

The interest rate on the term loan is based on the prime rate minus five basis points (.05%) subject to a floor of 2.85%. The Company is required to make equal monthly installments of principal and interest based on a ten year amortization period commencing on September 1, 2024 until the maturity date of May 1, 2029. In addition, the Company will be required to make mandatory annual prepayments on the term loan within 120 days following the end of each fiscal year beginning with the fiscal year ended September 30, 2024. The annual prepayment will be in the amount of the lesser of 40% of excess cash flow or $7,200,000, up to an aggregate amount paid of $18,000,000. In connection with the amendment, the Company executed a term note in the amount of approximately $37,404,101, the amount outstanding on the effective date of conversion.

The foregoing summary of the amendment and term note does not purport to be complete and is subject to, and qualified in its entirety, by reference to the amendment and term note filed as exhibits hereto.

Item 9.01 Financial Statements and Exhibits

(a)None.

(b)None.

(c)None.

(d)Exhibits.

Description

99.1	Third Amendment of Second Amended and Restated Construction Loan Agreement with Cardinal Ethanol, LLC and Cardinal Colwich, LLC dated August 27, 2024
99.2	APP Term Note between Cardinal Ethanol, LLC and First National Bank of Omaha dated August 27, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDINAL ETHANOL, LLC

Date: September 12, 2024	/s/ William Dartt
William Dartt, Chief Financial Officer
(Principal Financial Officer)